Exhibit 10.17

AMENDMENT NO 2 AND CONSENT
TO
EURAMAX INTERNATIONAL, INC.’S CREDIT AGREEMENT

AMENDMENT NO. 2 AND CONSENT (this “Amendment”), dated as of May 15, 2003, to the Second Amended and Restated Credit Agreement, dated as of March 15, 2002 (as amended to the date hereof, the “Credit Agreement”), among Euramax International, Inc., a Delaware corporation (the “Euramax U.S.”), the Borrowers and other Loan Parties referred to therein, the financial institutions from time to time party thereto as lenders (the “Lenders”), the financial institutions from time to time party thereto as issuers (the “Issuers”) and BNP Paribas, acting through its New York branch (“Paribas”), as agent for such Lenders and Issuers (in such capacity, the “Agent”).  Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Loan Parties, the Lenders, the Issuers and the Agent are party to the Credit Agreement;

WHEREAS, the Loan Parties have notified the Agent that (a) CVC Europe, Paribas and certain other holders of Stock of Euramax U.S. (collectively, the “Sellers”) have entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of April 15, 2003, together with Citigroup Venture Capital Equity Partners, L.P. (“CVC Equity”), CVC Executive Fund LLC (“CVC Executive”) and CVC/SSB Employee Fund, L.P. (“CVC Employee” and, together with CVC Equity and CVC Executive, the “Buyers”), whereby the Buyers will purchase the Stock of the Sellers in Euramax U.S., (b) Euramax U.S., the Buyers and CVC U.S. have entered into a Securities Holders Agreement, dated as of April 15, 2003, together with the continuing and management investors named therein (the “New Stockholders’ Agreement”), (c) the Loan Parties desire to amend and restate the Registration Rights Agreement (such amendment and restatement, in the form presented to the Lenders on the date hereof with such changes as may be agreed to by the Administrative Agent, the “Securities Holders Agreement”) to account for the changes in Stock ownership contemplated in the Stock Purchase Agreement and (d) Euramax U.S. has entered into an Advisory Agreement (the “Advisory Agreement”, and, together with the Stock Purchase Agreement, the New Stockholders’ Agreement and the Securities Holders Agreement, the “Agreements”), dated as of April 15, 2003, with CVC Management LLC, a Delaware limited liability company (the “Advisor”) (the execution and delivery of the Agreements together with the consummation of the stock purchase contemplated in the Stock Purchase Agreement being herein referred to as the “Specified Transactions”);

WHEREAS, the Loan Parties have requested that the Agent and the Majority Lenders (a) consent to the Specified Transactions, effective as of and from the Amendment Effective Date and (b) further amend the Credit Agreement as set forth herein; and

WHEREAS, the Lenders party to this Agreement (constituting the Majority Lenders) and the Agent agree, subject to the limitations and conditions set forth herein, to (a) consent to the Specified Transactions, effective as of and from the Amendment Effective Date and (b) further amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1.              Consent

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver by the Agent) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Lenders party to this Amendment, constituting the Majority Lenders, and the Agent consent to the Specified Transactions and waive any Events of Default resulting thereby under the Credit Agreement; provided, however, that the waiver set forth in this Section 1 shall not excuse any failure to comply after the Amendment Effective Date with the Credit Agreement as amended hereby.

Section 2.              Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver by the Agent) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:

(a)           Amendments to Article I (Definitions, Interpretation and Accounting Terms)

(i)            The following definitions for the following terms are hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, such definitions shall replace in their entirety the corresponding existing definitions for such terms in such section):

“Advisor” means CVC Management LLC, a Delaware limited liability company.

“Advisory Agreement” means the Advisory Agreement, dated as of April 15, 2003, between Euramax U.S. and the Advisor, as such agreement may be amended, supplemented or otherwise modified from time to time to the extent permitted by this Agreement.

“CVC U.S.” means, collectively, (a) Citicorp Venture Capital, Ltd., a New York corporation, (b) Citigroup Venture Capital Equity Partners, L.P., a Delaware limited partnership, (c) CVC Executive Fund LLC, a Delaware limited liability company, and (d) CVC/SSB Employee Fund, L.P., a Delaware limited partnership.

“EBITDA” means, for any Person for any period, the Net Income (Loss) of such Person, including the pro forma Net Income (Loss) of any other Person acquired by such Person or a Subsidiary of such Person, for such period taken as a single accounting period, plus, without duplication, (a) the sum of the following amounts of such Person and its Subsidiaries (including the sum of the following amounts on a pro forma basis of any Person acquired by such Person or a Subsidiary of such Person) for such period determined on a consolidated basis in conformity with GAAP to the extent included in the determination of such Net Income (Loss):  (i) depreciation expense, (ii) amortization expense, (iii) Net Interest Expense, (iv) income tax expense, (v) write-offs of goodwill as required by GAAP, (vi) non-cash charges relating to the mark-to-market of derivative instruments as required by FAS 133, (vii) non-cash charges relating to write-downs of long-lived assets due to impairment as required by FASB 121, (viii) unrealized losses resulting from changes in foreign exchange rates used to convert debt from its stated currency to the local currency of the debtor, (ix) extraordinary losses (and other losses on Asset Sales not otherwise included in extraordinary losses determined on a consolidated basis in conformity with GAAP) and (x) up to $3,000,000 in expenses related to the stock purchase contemplated in the Stock Purchase Agreement; less (b) the sum of the following amounts of such Person and its Subsidiaries determined on a consolidated basis in conformity with GAAP to the extent included in the determination of such Net Income (Loss):  (i) unrealized gains resulting from changes in foreign exchange rates used to convert debt from its stated currency to the local currency of the debtor, (ii) extraordinary gains (and other gains on Asset Sales not otherwise included in extraordinary gains determined on a consolidated basis in conformity with GAAP) and (iii) the Net Income (Loss) of any other Person that is accounted for by the equity method of accounting except to the extent of the amount of dividends or distributions paid to such Person.

“Registration Rights Agreement” means the Registration Rights Agreement, dated September 25, 1996, among Euramax U.S. and the shareholders of Euramax U.S., as such agreement may be amended by the Amended and Restated Registration Rights Agreement, among Euramax U.S. and the shareholders of Euramax U.S., in the form presented to the Lenders on April    , 2003 (together with such changes as may be approved by the Administrative Agent prior to the execution and delivery thereof), and as such amended and restated agreement may be otherwise amended, supplemented or otherwise modified from time to time to the extent permitted by this Agreement.

“Related Documents” means each Existing Related Document, the Advisory Agreement and the Stock Purchase Agreement (together with the certificate delivered to the Lenders to certify as to the consummation of the stock transfers contemplated in the Stock Purchase Agreement).

“Stockholders Agreement” means (a) before its termination by the execution of the Stock transfer contemplated in the Stock Purchase Agreement, the Stockholders Agreement, dated as of December 8, 1999, among Euramax U.S. and the stockholders of Euramax U.S. and (b) the Securities Holders Agreement, dated as of April 15, 2003, among Euramax U.S. and the stockholders thereof, in each case as such agreements may be amended, supplemented or otherwise modified from time to time to the extent permitted by this Agreement.

“Stock Purchase Agreement” means the Stock Purchase Agreement, dated as of April 15, 2003, by and among CVC Europe, Paribas and certain other holders of Stock of Euramax U.S., as Sellers, and CVC U.S., as Buyer.

(b)           Amendments to Article VII (Negative Covenants)

(i)            Clause (a) of Section 7.4 (Restricted Payments) of the Credit Agreement is hereby amended by inserting immediately after the words “Stock Equivalents” in the third line thereof and immediately prior to the word “except” in such line the phrase “(including, without limitation, through any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, whether direct or indirect, of any Stock or Stock Equivalent of any Loan Party now or hereafter outstanding)”.

(ii)           Clause (ii) of Section 7.10 (Transactions with Affiliates) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(ii)           transfer, sell, lease, assign or otherwise dispose of any asset (including, without limitation, make cash payments) to any Affiliate of any Loan Party, including any Subsidiary of any Loan Party other than (x) in a Permitted Merger and (y) except during the continuance of any Default or Event of Default (where such payments shall not be permitted), the payment by Euramax U.S. to the Advisor of, in each case pursuant to and in accordance with the terms of the Advisory Agreement, (A) a one-time $1,000,000 transaction fee on the Closing Date (under and as defined in the Stock Purchase Agreement) plus reasonable out-of-pocket expenses of the Advisor, (B) annual advisory fees in an amount not exceeding for any Fiscal Year the greater of (x) $600,000 or (y) the lesser of (1) $1,000,000 and (2) 1% of the “Consolidated EBITDA” (as defined in the Advisory Agreement and determined in accordance with such Advisory Agreement by Advisor and Euramax U.S.) of Euramax U.S. and its Subsidiaries and (C) transaction fees paid in connection with the consummation of any Investment permitted under Section 7.6(j) or any Asset Sale permitted under Section 7.5(c)(ii) in an amount equal to 1% of the amount of such Investment or, as the case may be, the Fair Market Value of the assets and properties subject to such Asset Sale and any other transaction fees payable under the Advisory Agreement as may be consented to by the Majority Lenders.

(c)           Amendments to Article VIII (Events of Default and Cash Collateral)

(i)            Clause (j) of Section 8.1 (Events of Default) of the Credit Agreement is hereby amended by replacing in its entirety the phrase “Any Loan Party, CVC U.S., CVC Europe or any Subsidiary or Affiliate of any thereof” at the very beginning thereof with the phrase “Any Loan Party or any Subsidiary of any Loan Party”.

Section 3.              Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective on the date when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Agent:

(a)           Certain Documents.  The Agent shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the Agent), in form and substance satisfactory to the Agent and in sufficient copies for each Lender:

(i)            this Amendment, duly executed by each Loan Party, the Agent and Lenders constituting Majority Lenders;

(ii)           the Advisory Agreement and the Securities Holders Agreement, each dated April 15,2003 and duly executed and delivered by the parties thereto;

(iii)          a certificate from CVC Equity that the Stock sale or purchase contemplated in the Stock Purchase Agreement to be made by the Buyers and Sellers have been consummated on the date set forth in such certificate and on the terms set forth in the Stock Purchase Agreement; and

(iv)          such additional documentation as the Agent may reasonably require;

(b)           Corporate and Other Proceedings.  All corporate, limited liability company, partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Agent and each Lender;

(c)           Representations and Warranties.  Each of the representations and warranties set forth in Section 4 (Representations and Warranties) hereof shall be true and correct on each date set forth in such Section 4; and

(d)           Fees and Expenses Paid.  The Loan Parties shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment Effective Date including, without limitation, the fees set forth in Section 5 (Fees and Expenses) hereof and all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

Section 4.              Representations and Warranties

On and as of the Amendment Effective Date, after giving effect to this Amendment, each Loan Party hereby represents and warrants, as to itself and each of its Subsidiaries, to the Agent and each Lender as follows:

(a)           Authorization; No Conflict.  The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate, limited liability company, partnership or other action on the part of such Loan Party and such Subsidiaries, and this Amendment and the Loan Documents as amended hereby, and the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval of the stockholders of any Loan Party or any of its Subsidiaries or any third party, other than any consents or approvals that have already been obtained and which remain in full force and effect, (ii) violate any Requirement of Law, (iii) result in a breach of or constitute a default under any Contractual Obligation to which any Loan Party or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by any Loan Party or any of its Subsidiaries (other than pursuant to the Loan Documents);

(b)           Permits.  All authorizations, consents, approvals of, licenses of, or filings or registrations with, any court or Governmental Authority, required in connection with the execution, delivery and performance by any Loan Party of this Amendment and the performance by each Loan Party of the Loan Documents as amended hereby, and the consummation by each Loan Party of the transactions contemplated hereby and thereby, have been obtained, given, filed or taken and are in full force and effect;

(c)           Due Execution; Enforceability.  This Amendment has been duly executed and delivered by each Loan Party and each of this Amendment and each Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law);

(d)           No Litigation.  There exists no judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the execution, delivery and performance of this Amendment or the Loan Documents as amended hereby or upon the consummation of the transactions contemplated hereby or thereby;

(e)           No Material Adverse Effect.  None of the transactions contemplated by this Amendment or the Loan Documents as amended hereby will result in a Material Adverse Effect, and the execution, delivery and performance of this Amendment will not adversely affect the Liens of any Collateral Document;

(f)            Related Documents.  No provision of any Related Document or any other Contractual Obligation of any Loan Party would prohibit, restrict or impose any conditions on this Amendment or the other Loan Documents as amended hereby, and no consent under any Related Document or other Contractual Obligation (other than consents that have already been obtained and remain in full force and effect) is required for the execution, delivery or performance of this Amendment, or the other Loan Documents as amended hereby, or for the consummation of any of the transactions contemplated hereby, including the transactions contemplated by the amendments set forth herein except as specifically contemplated hereby;

(g)           Representations and Warranties.  Each of the representations and warranties contained in any Loan Document are true and correct on and as of the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties are true and correct as of such specific date; provided, however, that references therein to the “Credit Agreement” of Sections thereof shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(h)           Events of Default.  No Default or Event of Default has occurred and is continuing (except for those duly waived hereby).

Section 5.              Fees and Expenses

The Loan Parties jointly and severally agree to pay on demand in accordance with the terms of Section 10.4(a) (Costs and Expenses) of the Credit Agreement all reasonable costs and expenses of the Agent incurred in connection with the preparation, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocked expenses of counsel for the Agent with respect thereto and all other Loan Documents).

Section 6.              Reference to the Effect on the Loan Documents

(a)           As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b)           Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)           This Amendment is a Loan Document.

Section 7.              Consent of Guarantors

Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 8.              Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.              Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York (without giving effect to any conflict of law provision to the extent such provision would require the application of any law other than that of the State of New York).

Section 10.            Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.  Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parentheses to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.  If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11.            Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 12.            Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any Person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any Person.

Section 13.            Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14.            Waiver of Jury Trial

EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, ANY ISSUER, ANY LENDER OR ANY LOAN PARTY WITH RESPECT TO THIS AMENDMENT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS AGREEMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

EURAMAX INTERNATIONAL, INC.

By:
Name:
Title:

EURAMAX INTERNATIONAL HOLDINGS LIMITED

By:
Name:
Title:

EURAMAX INTERNATIONAL LIMITED

By:
Name:
Title:

EURAMAX EUROPEAN HOLDINGS LIMITED

By:
Name:
Title:

EURAMAX CONTINENTAL LIMITED

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO EURAMAX' INTERNATIONAL INC.'S CREDIT AGREEMENT]

EURAMAX EUROPEAN HOLDINGS B.V.

By:
Name:
Title:

EURAMAX EUROPE LIMITED

By:
Name:
Title:

EURAMAX NETHERLANDS B.V.

By:
Name:
Title:

EURAMAX HOLDINGS LIMITED

By:
Name:
Title:

EURAMAX EUROPE B.V.

By:
Name:
Title:

ELLBEE LIMITED

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO EURAMAX' INTERNATIONAL INC.'S CREDIT AGREEMENT]

EURAMAX COATED PRODUCTS LIMITED

By:
Name:
Title:

EURAMAX COATED PRODUCTS B.V.

By:
Name:
Title:

AMERIMAX HOLDINGS, INC.
AMERIMAX FABRICATED PRODUCTS, INC.
AMERIMAX BUILDING PRODUCTS, INC.
AMERIMAX COATED PRODUCTS, INC.
AMERIMAX RICHMOND COMPANY
AMERIMAX HOME PRODUCTS, INC.
AMERIMAX LAMINATED PRODUCTS, INC.

By:
Name:
Title:

FABRAL HOLDINGS, INC.
(f/k/a Gentek Holdings, Inc.)
FABRAL, INC.
(f/k/a Gentek Building Products, Inc.)

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO EURAMAX' INTERNATIONAL INC.'S CREDIT AGREEMENT]

BNP		PARIBAS,
as the Agent, the Issuer, the Swing Loan Lender and a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO EURAMAX' INTERNATIONAL INC.'S CREDIT AGREEMENT]

FLEET NATIONAL BANK, N.A.,
as a Lender

By:
Name:
Title:

SUNTRUST BANK, ATLANTA,
as a Lender

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

WACHOVIA BANK, N.A.,
as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO EURAMAX' INTERNATIONAL INC.'S CREDIT AGREEMENT]